UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2011

Tamir Biotechnology, Inc.
(Exact name of registrant as specified in its charter)

0-11088
(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11 Deer Park Drive, Suite 204, Princeton Corporate Plaza, Monmouth Junction, NJ 08852
(Address of principal executive offices, with zip code)

(732) 823-1003
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 4, 2011, Tamir Biotechnology, Inc. (the “Company”) decided to suspend its Phase II trial of Ranpirnase (Onconase®) in combination with carboplatinum regimens in patients suffering from non-small cell lung cancer who have reached maximum progression after receiving two cycles of Alimta plus Carboplatin.  Given the Company's limited resources and based upon the previously reported positive in vitro results, the Company will focus on the completion of in vivo studies for Dengue Fever, Yellow Fever, Cytomegalovirus (CMV), and Human Papillomavirus (HPV).  The Company continues to seek financing that will be required to allow it to continue pursuing the development of Ranpirnase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMIR BIOTECHNOLOGY, INC.

Date: February 11, 2011	By:	/s/ Charles Muniz
	Name:	Charles Muniz
	Title:	President, Chief Executive Officer and Chief Financial Officer